CenterPoint Energy

TexasGenco

Texas Genco Overview
January 2003

Special Note Regarding Forward-Looking Statements

Some of the statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, our future financial performance or our projected business results and involve known and unknown risks and uncertainties. Actual results may differ materially from those expressed or implied by these statements. In some cases, you can identify our forward-looking statements by the words "anticipate," "believe," "continue," " could," "estimate," "expect," intend," "may," "plan," "potential," "predict," "should," "will," or other similar words.

The following list identifies some of the factors that could cause actual results to differ materially from those expressed or implied by CenterPoint Energy's and Texas Genco's forward-looking statements:

- state and federal legislative and regulatory developments, including deregulation; re-regulation and restructuring of the ERCOT market; and changes in, or application of environmental and other laws and regulations to which we are subject,
- the effects of competition, including the extent and timing of the entry of additional competitors in the ERCOT market,
- the results of Texas Genco's capacity auctions,
- the timing and extent of changes in commodity prices, particularly natural gas,
- weather variations and other natural phenomena,
- our access to capital and credit,
- political, legal and economic conditions and developments in the United States, and
- other factors we discuss in our filings with the SEC.

We have based our forward-looking statements on our management's belief and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may, and often do, vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by our forward-looking statements.

Company Presenters

- David McClanahan, CNP CEO / TGN Chairman and Director
- David Tees, TGN President and CEO, Director
- Gary Whitlock, CNP CFO/TGN CFO
- Joe McGoldrick, CNP Planning VP / TGN Planning VP
- Marianne Paulsen, CNP Director, Investor Relations

Background and Overview

Transition Timetable

CenterPoint Energy



9/30/02
CenterPoint Energy (NYSE: CNP)
Energy Delivery
1/6/03
Reliant Energy's Business Separation Plan approved
Public Flotation Of Texas Genco (NYSE: TGN) (19% Distribution)
Expected Monetization of Texas Genco
Reliant Energy
1999
2000
2001
2002
2003
2004
2005
Texas Adopts Restructuring Legislation
Reliant Resources (RRI) IPO
RRI Spin-off
Expected Stranded Cost Securitization

TGN 19% Distribution

CenterPoint Energy

- Critical first step that puts in place the mechanism to establish the public market value for common stock of TGN
  - CNP to utilize the partial stock method to determine market value of TGN
  - Market value used will be calculated based on the average daily closing price of TGN for the 30 consecutive trading days chosen by the PUC out of the last 120 trading days immediately preceding the true-up filing
  - Value established will be used in the calculation of the stranded costs CNP can recover
- CNP entitled to recover generation related stranded costs under Texas electric restructuring law through 2004 PUC true-up proceeding
- Reliant Resources (RRI) has an option to buy CNP's 81% ownership interest in 2004 using the market valuation methodology provided for in the Texas restructuring law

TGN Business Overview

TGN Management and Governance

TexasGenco

- Following the distribution, Board will include at least 7 directors
- Three directors will be independent directors
- Independent directors will comprise audit and compensation committees
- Various Accounting, Finance, Legal and Planning Officers at CenterPoint will serve the same role at TGN

Name	Age	Years of Experience	TGN Position
David M. McClanahan	53	31	Chairman and Director
David G. Tees	58	36	President and CEO, Director
Michael A. Reed	49	24	Vice President, Plant Operations
Jerome D. Svatek	47	25	Vice President, Asset Management

Electric Reliability Council of Texas (ERCOT) Market Overview

TexasGenco

- ERCOT is one of the nation's largest power markets; ERCOT is not synchronous with any other U.S. power grid
- ERCOT represents approximately 85% of demand for power in Texas
- TGN's facilities provide approximately 20% of ERCOT's capacity
- ERCOT is currently oversupplied, e.g. PUC and ERCOT Independent System Operator (ISO) have forecasted a reserve margin in excess of 20% in 2003
- ERCOT ISO is responsible for monitoring reliable operations of the power supply system through a single control area
- The ERCOT market is not a centrally dispatched power pool; retail providers and other wholesale purchasers procure and provide electric power to customers through bilateral contracts

Power and Money Flow Overview

TexasGenco

ERCOT MARKET[2]


Generators
Auctions/ Contracts
Wholesale Purchasers/ Retail Providers
TDUs(1)
Customers

Generators
- Utility affiliated generation companies
- Independent power producers
- Municipal/cooperative generators
- Wholesale marketers

Auctions/Contracts
- PUC auctions (15% capacity requirement)
- Generator secondary auctions, e.g. TGN
- Bilateral contracts

Wholesale Purchasers/Retail Providers
- Retail Electric Providers (REPs)
- Municipal utilities
- Electric co-operatives
- Power traders
- Aggregators

TDUs
- TDU companies of Texas
- Municipal and electric co-operatives

Customers
- Industrial
- Commercial
- Residential

→ Power flow
- - → Money flow

1. Generators sell electricity to wholesale purchasers/retail providers through auctions and bilateral contracts
2. Retail providers/wholesale purchasers sell electricity to customers
3. TDUs transport electricity to the customers and are paid by the retail providers/wholesale purchasers

(1) "TDU" stands for Transmission and Distribution Utility Company
(2) Additional key participants in the ERCOT market not shown in this chart are: Qualified Scheduling Entities (QSEs) and the ISO

TGN Portfolio Overview

- Current net generating capacity of 14,175 MW located in ERCOT
- Attractive, low-cost, solid-fuel base-load portfolio
- Flexible, load following gas fleet
- 3,400 MW of gas capacity "mothballed" (except during summer peak) due to unfavorable market conditions



Texas Genco Power Plants
Limestone
ERCOT
T.H. Wharton
Deepwater
Hiram Clarke
Greens Bayou
Cedar Bayou
San Jacinto
S.R. Bertron
P.H. Robinson
Webster
W.A. Parish
South Texas Project

CAPACITY BY DISPATCH TYPE (MW)



855
Peaking
4,852
Base-load
2,617
Cyclic
5,851
Intermediate

CAPACITY BY FUEL TYPE (MW)



1,612
Lignite
2,470
Coal
Gas
9,323
770
Nuclear

TGN Business Plan / Strategy

TexasGenco

TGN will seek to operate its assets in a manner that will maximize earnings and cash flows

- Maintain high levels of availability in lower cost solid fuel generating units through proactive scheduling and maintenance programs
- Maintain high operating efficiencies of its gas-fired generating units
- Control fuel costs and optimize other operating costs
- Maximize the benefits of the Joint Operating Agreement (JOA) with the CPSB of San Antonio
- Capitalize on scale and diversity of portfolio and operating experience in order to maximize auction results
- Manage financial exposure associated with market, credit and operational risks

TGN Primary Market and Operating Risk Factors

TexasGenco

Primary Risk Factor	Mitigation Response
◆ Pricing	◆ Pricing
(i) Gas price fluctuations	(i) Fuel recovery mechanism for all fuels
(ii) Fuel supply risk	(ii) Long term fuel contracts and inventories
(iii) Surplus capacity	(iii) Mothballed uneconomic generation
◆ Operations	◆ Operations
(i) Major forced outage	(i) 1250 MW backup reserve
(ii) Transmission disruption	(ii) Substantial portion of TGN supplies do not cross congestion

Auction Overview

TexasGenco

- Since 1/1/2002, substantially all capacity sold through state mandated (PUC) and contractually mandated (TGN) auctions
- Firm entitlements to capacity and ancillary services are sold on a forward basis
- TGN continues to refine auction products pursuant to market and customer demands

Allocation of Capacity	Description
State Mandated Auctions (15%)	➢ Required under Texas electric restructuring law ➢ RRI not permitted to participate ➢ Required to offer 25 MW blocks: 50% – 1 month strips, 30% – 1 year strips, 20% – 2 year strips
Contractually Mandated Auctions (~77%)	➢ RRI has the right (but no obligation) after proper notice to purchase 50% (but not less) of the capacity offered at these auctions at the market clearing price in the auction ➢ RRI can also bid in the remaining 50% of the auction ➢ TGN must continue contractual auctions until RRI option is exercised or expires ➢ Offered in 25 MW blocks like PUC auction
Average Reserve (~ 8%)	➢ Reserves maintained to back up obligations under capacity auctions ➢ Typically reserve 1,250 MW of capacity (including 750 MW of base-load), which can be sold as interruptible power on a system-contingent basis

TGN Financial Performance

Key Business and Financial Drivers

- Gross margin is almost entirely attributable to three factors:

(1) Capacity auction revenues

- Represents the largest component of gross margin
- Base-load products provide majority of capacity revenues

(2) Opportunity sales

- Margin produced as backup 1250 MW are sold on interruptible basis
- 750 MW of 1250 MW reserve is base-load

(3) Operating efficiencies

- Optimized economic dispatch, JOA benefits, etc.

Capacity Auction Comparison

TexasGenco

	2002	2003
Available Peak Capacity Sold in Auctions (kW) [(a)]		
Total	12,925,000	12,925,000
Base-load	4,102,000	4,102,000
Average Forward Strip Natural Gas Price ($/mmBtu) [(b)]	$2.99	$3.91
One Year Base-load Strip Price - PUC Auction ($/kW/ month)[(c)]	$6.59	$9.02 (Houston) $11.45 (North) $16.50 (South)
Portion of Available Capacity Sold (%) [(a)]	91%	74%
Contracted Capacity Revenues on Completed Auctions [(d)]	$423,000,000	$493,000,000

(a) Our available capacity equals our total net generating capacity less 1,250 MW of capacity withheld (including 750 MW of base-load capacity) as backup operating reserves, and capacity that is subject to planned outages at our facilities. For 2002, we did not sell all of the available capacity entitlements relating to our gas-fired capacity. We intend to hold auctions to sell our remaining available capacity for 2003 in January, March and July 2003.

(b) Average prices on a year-ahead basis at the time of our 2001 and 2002 Fall auctions, respectively.

(c) Based on prices published on the Texas Utility Commission's website. There was only one zone in the 2001 auctions. There are now three zones. Base-load energy prices for the corresponding capacity are $15.54/MWh for 2002, $18.31/MWh for Houston 2003, $14.41/MWh for North 2003, and $4.27/MWh for South 2003.

(d) As noted above, we only sold 91% of our total 2002 available capacity entitlements and auctions for our 2003 capacity entitlements have not been completed. Contracted revenues for 2003 include revenues from auctions held through November 2002.

Reconciliation

PUC auction prices for 2003 base-load capacity are approx. 73% higher than 2002 due to:

- Higher gas prices at time of the auction; and
- Continued maturation of new market

Note: this table is provided to illustrate the impact of changes in gas prices by providing information with respect to base-load entitlements, and does not necessarily reflect the impact of price changes on other classes of entitlements, or the impact of future changes in prices.

Capacity Auction Illustration

TexasGenco

- **Base-load capacity auction prices are highly impacted by movement in natural gas prices**
  - Fuel costs for TGN's base-load units are largely fixed under long term contracts; these fixed prices form the basis of the prices paid by the entitlement holders for the energy scheduled
  - As natural gas is the marginal fuel of facilities serving ERCOT during most hours, its price has a significant influence on the price of electric power
  - Thus, the price customers are willing to pay for capacity entitlements to TGN's solid fuel base-load units generally rises and falls with natural gas prices (see illustration)

Illustration

25 MW One Year Base-load Forward Strip:	Gas = $2.99 Sept. 2001 Auction (000)	Gas = $3.91 Oct. 2002 Auction (000)
Monthly capacity revenues (price x 25,000)[1]	$163	$275
Monthly energy revenues ($15/MWh x 18,000 MWh)[2]	270	270
Total capacity & energy revenue for same product '02 vs. '03	$433	$545
Added monthly capacity revenue from illustrative 25 MW strip	$112	

(1) $6.50/kW/month assumed in 2001 auction; $11/kW/month assumed in 2002 auction
(2) 18,000 MWh assumes 100% load factor, i.e. 25 MW x 720 hours

Financial Policy

TexasGenco

Consideration	Financial Policy
Dividend Policy	➤ Dividend policy considers TGN earnings and cash flow, contractual restrictions and other factors our Board of Directors deems relevant ➤ Expect to pay an initial quarterly dividend of $0.25 per share ➤ TGN expects to cover its 2003 dividend from free cash flow after capital expenditures
Capital Requirements	➤ 2003 capital expenditures of $150 million expected to be met from internal cash flow ➤ TGN may raise external debt primarily to repay inter-company debt, and to meet other working capital needs
Capitalization	➤ Capitalization ratios @ 9/30/02: Debt 3% Equity 97%

Capital Program



$350
$300
$250
$200
$150
$100
$50
$0
$ in millions
Environmental
Other
60
220
52
98
62
34
68
51
2002
2003
2004
2005
2006

- Majority of forecast capex relates to NOx reduction program
- "Steady-state" capex forecast is approximately $60 MM per year
- Estimates for 2005 and 2006 environmental capex not yet finalized

2003 Guidance

TexasGenco

2003 Diluted EPS Guidance $1.10 - $1.30

Key Sensitivities:

(1) Capacity auctions

- Remaining 2003 auctions (January, March and July) based on $4/mmbtu gas price
- A 50¢ change in gas prices in 2003 could impact gross margin by approximately $50 million

(2) Opportunity sales

- 1250 MW (750 MW base-load) of backup reserves sold on interruptible basis
- Major unforeseen outages, especially at a base-load facility, could negatively impact these revenues
- Conversely, additional opportunities exist through optimizing economic dispatch of the fleet

Conclusion

Investment Highlights

- 14,175 MW of diverse, well-maintained generating assets
  - Attractive, low-cost, solid-fuel base-load portfolio
  - Flexible, load following gas fleet
  - South Texas nuclear plant among top performing in U.S.
  - Majority of environmental capital expenditures relating to compliance plan (NOx) have already been completed
- Improved financial performance expected in 2003 based upon completed auctions and significantly higher prices
  - 74% of 2003 capacity has already been sold at higher prices
- Attractive expected dividend
- Experienced management team

CenterPoint Energy

TexasGenco

Texas Genco Overview
January 2003